Exhibit 99.1
FIRST QUARTER 2026
EARNINGS RELEASE
May 18, 2026

MEDIACO REPORTS FIRST QUARTER
FINANCIAL RESULTS
MediaCo Drives Continued Momentum with $31.4 million in Revenue and Industry Leading Growth
Digital revenue Surges to 49.5% of Advertising Sales
Audience Share Gains, New Content and Broader Digital Distribution Driving Growth

New York, NY –May 18, 2026– MediaCo Holding Inc. (Nasdaq: MDIA) reported financial results for the first quarter ended March 31, 2026.

Year-to-date Net Revenue was $31.4 million, up $3.4 million, or 12%, from the prior year, driven primarily by new digital revenue sales. Year-to-date Net Loss was $9.4 million, compared to a Net Loss of $8.6 million from the prior year, primarily due to the increase in digital expenses, loss on disposal of assets and higher net interest costs; partially offset by higher revenue and higher net other income.

Year-to-date Adjusted EBITDA was income of $0.2 million, down $1.2 million from the prior year Adjusted EBITDA income of $1.4 million, driven by higher operating and corporate expenses. Please refer to the “Definitions and Disclosures Regarding Non-GAAP Financial Information” section herein, the reconciliations at the end of this press release and additional information on our website.
2026 First Quarter Financial Summary

	Three Months Ended March 31,		Change
(Dollars in thousands)	2026	2025	%
NET REVENUES	$31,386	$28,030	12%
NET LOSS	$(9,368)	$(8,606)	9%
% Margin(1)	(30)%	(31)%
ADJUSTED EBITDA(2)	$203	$1,406	85.6%

(1)Net Income margin is Net Loss as a percentage of Net Revenue.
(2)Adjusted EBITDA is a non-GAAP measures. Please refer to the “Definitions and Disclosures Regarding Non- GAAP Financial Information” section herein, the reconciliations at the end of this press release and additional information on our website.

“We delivered double digit growth in our net revenues during the first quarter, as we continued to capitalize on our growing leadership position in serving multicultural audiences though our modern, cross-platform distribution ecosystem,” said Albert Rodriguez, MediaCo CEO and President. “Our growing digital platform is central to driving our success, as half our advertising revenues were generated through our digital channels during the quarter, once again ranking our company among the top performers in our industry.
“Through our strong pipeline of culturally authentic, high-impact programming combined with our expanding distribution footprint across television, radio, digital and FAST platforms, we are growing our audience reach and elevating our ability to serve advertisers. As we monetize the strategic investments we are making in our assets and expand our revenue sources, we remain focused on streamlining our operations and building efficiencies across our business model. As a result, we believe our future is very bright as we continue to execute on our plan and deliver on our mission in serving the nation’s growing multicultural population.”
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Exhibit 99.1
FIRST QUARTER 2026
EARNINGS RELEASE
May 18, 2026
Sigma Audio Networks LLC
On January 1, 2026, the Company acquired an investment in Sigma Audio Networks LLC (“Investee”) or ("Sigma"), a limited liability company operating an audio advertising and media network. Branded as Sigma Audio, powered by MediaCo, the venture utilizes MediaCo’s heritage stations in the nation’s top markets and unifies premium audio inventory, influential talent and culturally rooted content targeted at Hispanic, African American and Asian American audiences.
The Company accounts for the investment under the equity method of accounting as it does not control the Investee. Under the Investee’s operating agreement, eMedia serves as manager and controls the significant operating activities of the Investee.
Pursuant to the operating agreement, the Company is committed to fund up to $1.0 million of the Investee’s operating needs during the initial funding period. Contributions are accounted for as capital contributions and included in the carrying value of the investment. As of March 31, 2026, the Company has contributed $0.3 million to the Investee. The Company has remaining funding commitments of $0.7 million, under the agreement.
Under the operating agreement, the Company is allocated 100% of the Investee’s profits and losses until recovery of its initial capital contributions, after which profits and losses are allocated 60% to the Company and 40% to eMedia.

Company and Business Highlights

•EstrellaTV, the nations fastest growing video network, delivered another standout first quarter - posting a +38% year-over-year increase in P18-49 prime time in Q1 2026(1). This marks the fourth consecutive quarter of audience growth, reinforcing EstrellaTV’s accelerating momentum and competitive strength. EstrellaTV exceeded prior-year P18-49 delivery across every daypart - Prime, Early Fringe, Afternoon, and Total Day, highlighting the strength and balance of its programming strategy. The fastest-growing Spanish-language broadcast network in the U.S., in March 2026, EstrellaTV was the only Spanish-language broadcast network to post growth, increasing +22% versus the prior year.
•HOT 97 TV expanded in the New York metro market, launching over-the-air on WASA-TV and will also continue to be available on Spectrum channels 811 and 1236. Born in New York and built into one of the most influential brands in hip hop, HOT 97 has defined culture for decades with breaking artists, shaping conversations, and setting the soundtrack for the city. Now, that legacy continues to expand across television, streaming, and digital platforms. Hot 97 TV also launched two hours of national and local news daily in January for TV and streaming.
•EstrellaTV continued to build its live sports business with the launch of the new COMBATE Global MMA season all produced at its Burbank studio. COMBATE Global is being broadcast live across EstrellaTV network TV, FAST and App. Also, EstrellaTV began broadcasting and streaming Team Boxing League ("TBL") fights across network TV, FAST and App. The collaboration marks a major milestone for TBL, as its fights are now available in Spanish-language for the first time, significantly expanding access to one of the fastest-growing audiences in the country. Both COMBATE GLOBAL and TBL provide an even stronger multiplatform live sports programming mix alongside EstrellaTV’s Liga MX Tigres and Juarez soccer matches.
•MediaCo expanded its audio ad sales and distribution capabilities announcing a new venture with Sigma Audio Networks. Through this deal, MediaCo expanded its national audio platform and key franchise shows as Don Cheto Al Aire and HOT 97 Mornings with Mero, with enhanced syndication, distribution and national advertising sales. These additions strengthen MediaCo’s ability to deliver scaled, personality-driven audio programming to multicultural audiences across terrestrial and digital platforms. MediaCo also jointly announced a new venture with Sigma Audio Networks and the launch of InterWave, a new digital audio network designed
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Exhibit 99.1
FIRST QUARTER 2026
EARNINGS RELEASE
May 18, 2026
to connect advertisers with multicultural audiences across premium digital audio environments at scale. InterWave provides advertisers access to more than 210 million(2) monthly unique listeners across a curated network of premium digital audio inventory delivered through mobile apps, web players, and other digital listening environments. The platform delivers 100% transparent premium inventory within brand-safe, sound-on environments where listeners are highly engaged.
1Source: Nielsen National TV View Program Report; National Sample; NTI Calendar for Monthly, Quarterly and Season-to-date YoY comparisons; P18-49 AA (units) Program Based Dayparts (Strict Daypart) Mon-Sun 7p-11p (span). Total day performances based on ETV Total Day definition of MF 7a-2a & SS 12p-2a & M-Sa 630a-7a. Updated Big Data Plus Panel data source was used for monthly comparisons beginning with Oct 2025, prior to that, panel only data source was used for YoY comparisons.
2Source: Interwave digital network. Comscore Dec 2025
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Exhibit 99.1
FIRST QUARTER 2026
EARNINGS RELEASE
May 18, 2026
Forward-Looking Statements
This communication includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). You can identify these forward-looking statements by our use of words such as “intend,” “plan,” “may,” “will,” “project,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “opportunity” and similar expressions, whether in the negative or affirmative. Such forward-looking statements, which speak only as of the date hereof, are based on managements’ estimates, assumptions and beliefs regarding our future plans, intentions and expectations. We cannot guarantee that we will achieve these plans, intentions or expectations. All statements regarding our expected financial position, business, results of operations and financing plans are forward-looking statements.
Actual results or events could differ materially from the plans, intentions or expectations disclosed in the forward-looking statements we make. We have included important facts in various cautionary statements in this communication that we believe could cause our actual results to differ materially from forward-looking statements that we make. The forward-looking statements do not reflect the potential impact of any future acquisitions, mergers or dispositions. We undertake no obligation to update or revise any forward-looking statements because of new information, future events or otherwise. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. For more details on factors that could affect these expectations, please see MediaCo’s other filings with the Securities and Exchange Commission.
Definitions and Disclosures Regarding Non-GAAP Financial Information
We define Adjusted EBITDA as consolidated net loss adjusted to exclude restructuring expenses, business combination transaction costs, unusual and non-recurring expenditures, non-cash items and non-cash compensation included within operating expenses, as well as the following line items presented in our Statements of Operations: Equity loss in investments, Depreciation and amortization, Loss on disposal of assets, and Other income. Alternatively, Adjusted EBITDA is calculated as Net loss, adjusted to exclude Provision for income taxes, Equity loss in investments, Interest expense, net, Depreciation and amortization, Loss on disposal of assets, Other income, and Other adjustments. We use Adjusted EBITDA, among other measures, to evaluate the Company’s operating performance. This measure is among the primary measures used by management for the planning and forecasting of future periods, as well as for measuring performance for compensation of executives and other members of management. We believe this measure is an important indicator of our operational strength and performance of our business because it provides a link between operational performance and operating income. It is also a primary measure used by management in evaluating companies as potential acquisition targets. We believe the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. We believe it helps improve investors’ ability to understand our operating performance and makes it easier to compare our results with other companies that have different capital structures or tax rates. In addition, we believe this measure is also among the primary measures used externally by our investors, analysts and peers in our industry for purposes of valuation and comparing our operating performance to other companies in our industry. Since Adjusted EBITDA is not a measure calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, operating loss or net loss as an indicator of operating performance and may not be comparable to similarly titled measures employed by other companies. Adjusted EBITDA is not necessarily a measure of our ability to fund our cash needs. Because it excludes certain financial information compared with operating loss and compared with consolidated net loss, the most directly comparable GAAP financial measures, users of this financial information should consider the types of events and transactions which are excluded.
For a reconciliation of these non-GAAP financial measurements to the GAAP financial results cited in this earnings release, please see the supplemental tables at the end of this release.

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About MediaCo Holding Inc.

MediaCo Holding Inc. (Nasdaq: MDIA) is a diverse-owned, multi-platform media company serving multicultural audiences across the U.S. Through a network of iconic brands—including Hot 97, WBLS, EstrellaTV, Estrella News, Que Buena Los Angeles and the Don Cheto Radio Network—MediaCo reaches over 20 million people monthly via television, radio, digital, and streaming platforms. Its Sigma Audio Networks LLC, a groundbreaking national multicultural audio network, is modernizing how advertisers reach America’s growing multicultural audiences. The company's innovative and culturally resonant content spans music, news, and entertainment across major local and national markets. More info at www.mediacoholding.com.

Investor Contact:
Debra DeFelice
Executive Vice President, Chief Financial Officer and Treasurer
MEDIACO HOLDING INC.
press@MediaCoHolding.com

MEDIACO HOLDING INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,		Change
(Dollars in thousands)	2026	2025	$	%
NET REVENUES	$31,386	$28,030	3,356	12
OPERATING EXPENSES:
Operating expenses	34,822	29,212	5,610	19
Corporate expenses	1,666	1,593	73	5
Depreciation and amortization	1,676	1,769	(93)	(5)
Loss on disposal of assets	752	139	613	441
Total operating expenses	38,916	32,713	6,203	19
OPERATING LOSS	(7,530)	(4,683)	(2,847)	61
OTHER INCOME (EXPENSE):
Interest expense, net	(3,940)	(3,754)	(186)	5
Other income, net	3,679	111	3,568	3,215
Total other expense	(261)	(3,643)	3,382	(93)
LOSS BEFORE INCOME TAXES AND EQUITY METHOD INVESTMENTS	(7,791)	(8,326)	535	(6)
PROVISION FOR INCOME TAXES	1,322	280	1,042	372
LOSS BEFORE EQUITY LOSS IN INVESTMENTS	$(9,113)	$(8,606)	(507)	6
EQUITY LOSS IN INVESTMENTS	$(255)	$—	(255)	N/A
NET LOSS	$(9,368)	$(8,606)	(762)	9

MEDIACO HOLDING INC.
NON-GAAP FINANCIAL MEASURES
RECONCILIATIONS OF NET LOSS TO ADJUSTED EBITDA (1)

	Three Months Ended March 31,
(Dollars in thousands)	2026	2025
NET REVENUES	$31,386	$28,030

Net Loss	$(9,368)	$(8,606)

Provision for income taxes	1,322	280
Equity loss in investments	255	—
Interest expense, net	3,940	3,754
Depreciation and amortization	1,676	1,769
Loss on disposal of assets	752	139
Other income	(3,679)	(111)
Other adjustments	5,305	4,181
Adjusted EBITDA(1)	$203	$1,406

(1)
We define Adjusted EBITDA as consolidated net loss adjusted to exclude restructuring expenses, business combination transaction costs, unusual and non-recurring expenditures, non-cash items and non-cash compensation included within operating expenses, as well as the following line items presented in our Statements of Operations: Equity loss in investments, Depreciation and amortization, Loss on disposal of assets, and Other income. Alternatively, Adjusted EBITDA is calculated as Net loss, adjusted to exclude Provision for income taxes, Equity loss in investments, Interest expense, net, Depreciation and amortization, Loss on disposal of assets, Other income, and Other adjustments. We use Adjusted EBITDA, among other measures, to evaluate the Company’s operating performance. This measure is among the primary measures used by management for the planning and forecasting of future periods, as well as for measuring performance for compensation of executives and other members of management. We believe this measure is an important indicator of our operational strength and performance of our business because it provides a link between operational performance and operating income. It is also a primary measure used by management in evaluating companies as potential acquisition targets. We believe the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. We believe it helps improve investors’ ability to understand our operating performance and makes it easier to compare our results with other companies that have different capital structures or tax rates. In addition, we believe this measure is also among the primary measures used externally by our investors, analysts and peers in our industry for purposes of valuation and comparing our operating performance to other companies in our industry. Since Adjusted EBITDA is not a measure calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, operating loss or net loss as an indicator of operating performance and may not be comparable to similarly titled measures employed by other companies. Adjusted EBITDA is not necessarily a measure of our ability to fund our cash needs. Because it excludes certain financial information compared with operating loss and compared with consolidated net loss, the most directly comparable GAAP financial measures, users of this financial information should consider the types of events and transactions which are excluded.